Real Estate Transactions	12 Months Ended
May 29, 2016
Real Estate Transactions [Abstract]
Real Estate Disclosure
REAL ESTATE TRANSACTIONS
As a result of a comprehensive evaluation for the monetization of our real estate portfolio, we undertook strategies to pursue sale-leaseback transactions of individual restaurant properties and our corporate headquarters and to transfer 424 of our restaurant properties into a REIT, with substantially all of the REIT’s initial assets being leased back to Darden.
Sale-leasebacks
During fiscal 2015, we implemented a plan to pursue sale-leaseback transactions of 64 restaurant properties. Fourteen of the transactions closed in the fourth quarter of fiscal 2015, and the remaining 50 transactions closed in fiscal 2016. The 64 individual sale-leasebacks generated net proceeds of $238.0 million, resulting in deferred gains totaling $49.0 million which will be amortized over the expected leaseback periods on a straight-line basis. Additionally, during fiscal 2016, we completed the sale-leaseback of our corporate headquarters, generating net proceeds of $131.0 million, resulting in a deferred gain of $6.3 million, which will be amortized over the expected leaseback period on a straight-line basis.
REIT Transaction - Separation of Four Corners
On June 23, 2015, we announced our plan to separate our business into two separate and independent publicly traded companies. We accomplished this separation on November 9, 2015, with the pro rata distribution of one share of Four Corners Property Trust, Inc. (Four Corners) common stock for every three shares of Darden common stock to holders of Darden common stock. The separation, which was completed pursuant to a separation and distribution agreement between Darden and Four Corners, included (i) the transfer of 6 LongHorn Steakhouse restaurants located in the San Antonio, Texas area (the LongHorn San Antonio Business) as well as 418 restaurant properties (the Four Corners Properties) to Four Corners, which were subsequently leased back to Darden; (ii) the issuance to us of all of the outstanding common stock of Four Corners and corresponding pro rata distribution to our shareholders of the outstanding shares of Four Corners common stock as a tax-free stock dividend; and (iii) a cash dividend of $315.0 million received by us from Four Corners from the proceeds of Four Corners’ term loan borrowings. We requested and received a private letter ruling from the Internal Revenue Service on certain issues relevant to the qualification of the spin-off as a tax-free transaction.
Our shareholders’ equity decreased by $435.4 million as a result of the separation of Four Corners. The components of the decrease, principally comprised of the net book value of the net assets that we contributed to Four Corners in connection with the separation, included $834.8 million in net book value of fixed assets, $84.4 million consisting primarily of deferred tax liabilities, offset by the $315.0 million cash dividend received by us from Four Corners.

Agreements with Four Corners
We entered into lease agreements with Four Corners, pursuant to which we leased the Four Corners Properties on a triple-net basis with terms comparable to similar leases negotiated on an arm’s-length basis. Under the lease agreements, our subsidiaries are the tenant, while Four Corners is the landlord. The leases are triple-net leases that provide for an average initial term of approximately 15 years with stated annual rental payments and options to extend the leases for another 15 years. Under the lease agreements, the rent is subject to annual escalations of 1.5 percent, as well as, in most of the leases, a fair market value adjustment at the start of one of the renewal options.
We entered into franchise agreements with Four Corners pursuant to which we provide certain franchising services to Four Corners’ subsidiary which operates the LongHorn San Antonio Business. The franchising services consist of licensing the right to use and display certain trademarks in connection with the operation of the LongHorn San Antonio Business, marketing services, training and access to certain LongHorn operating procedures. The fees and conditions of these franchising services are on terms comparable to similar franchising services negotiated on an arm’s-length basis.

Debt Retirement
During fiscal 2016, utilizing the proceeds of the Four Corners cash dividend, cash proceeds from the sale-leasebacks of restaurant properties and our corporate headquarters and additional cash on hand, we retired approximately $1.03 billion aggregate principal of long-term debt (see Note 7 for additional details).